UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 17, 2017

PORTER BANCORP, INC.
(Exact Name of Registrant as specified in Charter)

Kentucky	001-33033	61-1142247
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2500 Eastpoint Parkway, Louisville, Kentucky	40223
(Address of principal executive offices)	(Zip code)

(502) 499-4800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On March 17, 2017, Porter Bancorp, Inc. (the “Company”) announced that a settlement agreement was reached in the matter of Signature Point Condominiums, LLC v. PBI Bank, Inc.  As previously disclosed, the Company had established a reserve for this matter, and therefore the terms of the settlement did not have a material effect on the Company’s financial condition or results of operation.

A copy of the press release issued by the Company on March 17, 2017, is included as Exhibit 99.1 to this Current Report.

The information in this Current Report and the attached Exhibit 99.1 is being furnished to the Securities and Exchange Commission and shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under that Act unless the filing includes a statement expressly incorporating the information.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description

99.1	Press Release dated March 17, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PORTER BANCORP, INC.

Date:	March 17, 2017	By	/s/ John T. Taylor
John T. Taylor
Chairman and Chief Executive Officer

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